UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2020

KBL MERGER CORP. IV

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Park Place, Suite 45E New York, NY	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 502-2727

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KBLM	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $5.75 per half share	KBLMW	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	KBLMR	The NASDAQ Stock Market LLC
Units, each consisting of one share of Common Stock, one Warrant and one Right	KBLMU	The NASDAQ Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by KBL Merger Corp. IV (“KBL”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 26, 2019, on July 25, 2019, KBL entered into a Business Combination Agreement (the “Business Combination Agreement”) with 180 Life Sciences Corp., a Delaware corporation (f/k/a CannBioRx Life Sciences Corp.) (the “Company”), Katexco Pharmaceuticals Corp., a British Columbia corporation (“Katexco”), CannBioRex Pharmaceuticals Corp., a British Columbia corporation (“CBR Pharma”), 180 Therapeutics L.P., a Delaware limited partnership (“180” and together with Katexco and CBR Pharma, the “Company Subsidiaries”), KBL Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Lawrence Pemble, in his capacity as representative of the stockholders of the Company and the stockholders of the Company Subsidiaries (the “Stockholder Representative”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, Merger Sub will merge with and into the Company, with the Company continuing as a wholly-owned subsidiary of KBL at the closing (the “Business Combination”).

On January 29, 2020, KBL, the Company, the Company Subsidiaries, Merger Sub and the Stockholder Representative entered into Amendment No. 1 to the Business Combination Agreement (the “Amendment”), pursuant to which the parties extended the termination date under the Business Combination Agreement from December 9, 2019 to April 9, 2020. The purpose of the extension was to provide the parties with additional time to complete the Business Combination and the other transactions as set forth in the Business Combination Agreement. No other changes were made to the Business Combination Agreement in the Amendment. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements relating to the timing and completion of the proposed business combination; KBL’s continued listing on the Nasdaq Stock Market until closing of the proposed business combination; expectations regarding the capitalization, resources and ownership structure of the combined company; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by KBL stockholders; the ability to meet the Nasdaq Stock Market’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; expectations with respect to future performance, growth and anticipated acquisitions; ability to recognize the anticipated benefits of the proposed business combination; the Company’s ability to execute its plans to develop and market new drug products and the timing and costs of these development programs; the Company’s estimates of the size of the markets for its potential drug products; potential litigation involving KBL or the Company or the validity or enforceability of the Company’s intellectual property; global economic conditions; geopolitical events and regulatory changes; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”). Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in KBL’s most recent filings with the SEC and will be contained in the proxy statement/prospectus to be filed as result of the transactions described above. All subsequent written and oral forward-looking statements concerning KBL or the Company, the transactions described herein or other matters and attributable to KBL or the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of KBL or the Company undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

KBL has filed a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus for KBL’s stockholders, with the SEC. KBL’s definitive proxy statement/prospectus will be mailed to KBL’s stockholders that do not opt to receive the document electronically. KBL and the Company urge investors, stockholders and other interested persons to read the preliminary proxy statement/prospectus, as well as other documents that will be filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read KBL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for a description of the security holdings of its officers and directors and their respective interests as security  holders in the consummation of the proposed business combination transaction. KBL’s definitive proxy statement/prospectus, which is included in the registration statement, will be mailed to stockholders of KBL as of a record date to be established. KBL’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to:  KBL Merger Corp. IV, 150 West 56th Street, Suite 5901, New York, NY 10019; e-mail: admin@kblvc.com. These documents can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

KBL and its directors and executive officers, may be deemed to be participants in the solicitation of proxies for the special meeting of KBL’s stockholders to be held to approve the proposed transactions in connection with the business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of KBL’s stockholders in connection with the proposed transactions are set forth in the preliminary proxy statement/prospectus included in the registration statement that was filed with the SEC on November 12, 2019. You can find information about KBL’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on April 1, 2019. You can obtain free copies of these documents from KBL using the contact information above.

Disclaimer

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell  or a solicitation of an offer to buy the securities of KBL and the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior  to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to Business Combination Agreement, dated as of January 29, 2020, by and among KBL, the Company, Katexco, CBR Pharma, 180, Merger Sub and the Stockholder Representative.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2020

KBL MERGER CORP. IV

By:	/s/ Marlene Krauss, M.D.
Name: Marlene Krauss, M.D.
Title: Chief Executive Officer

5